UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08902

               Name of Registrant: 1838 Investment Advisors Funds

             Address of Registrant: 2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

           Name and address of agent for service: Anna M. Bencrowsky,
                        2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

                           Copies to: John McDonnell,
                        2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

       Registrant's telephone number, including area code: (484) 322-4300

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2002 - October 31, 2003

ITEM 1: Reports to Shareholders

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

The international equity markets showed exceptionally strong performances over the six and twelve months ended October 31, 2003, with the MSCI EAFE Index indicating net total returns of 24.77% and 27.03%, respectively. During these periods, the net asset value per share for the 1838 International Equity Fund (the "Fund") increased by 20.97% and 23.53%, respectively.

REGIONAL DEVELOPMENTS:

Compared with the consensus outlook a year ago, GDP growth beat expectations this year in the US and Japan, but was lower than expected - now estimated at only 0.5% versus 1.7% a year ago - in the Eurozone. The strength of the Euro, which rose 16% against the dollar during the year, was one reason for this weak economic performance. Lackluster economic growth did not have a large impact on stock market performance expressed in the weaker dollar: The MSCI Europe index gained nearly 21% during the year, most of it (17.6%) during the past six months. The biggest recovery took place in the market that was previously the most depressed: Germany. The MSCI Germany Index showed a total return of 33.2% driven by hopes of a cyclical recovery for its industrial companies and by the stock market rally itself improving the fortunes of its banks and insurance companies. The Fund did not fully participate in this relief rally, which initially boosted the shares of companies with weak balance sheets the most. Particularly in Germany and France the Fund lost ground versus the benchmark as the result of its more defensive style, which always emphasizes companies with stronger balance sheets. A similar trend occurred in Japan, where an even stronger equity market rally gained 31.7% during the year and 42.9% during the past six months. This rally was led by stocks of nearly bankrupt construction companies, banks and smaller technology companies. The Fund did gain ground versus its benchmark in the markets of Asia outside Japan and in emerging markets. Lastly, the small amount of cash held by the Fund to allow occasional redemptions, or as a result of a switch in investments, which was on average 1.1% of the Fund's assets, "cost" the Fund some relative performance in the equity markets rally.

SECTOR DEVELOPMENTS:

Shares of companies that benefit from a cyclical recovery performed best during the year and particularly during the past six months. In terms of MSCI sector benchmark performances, Technology showed a total return of 43.6%, closely followed by Industrials (transportation, construction, business services etc.) and Materials (metals, mining, chemicals, paper etc.). More stable growth sectors, such as Consumer Staples, Health Care and Energy showed returns of "only" 11.8% to 14.5%. The Fund lost ground in the powerful rally of lower quality bank and insurance stocks and those of construction companies during the past six months. For the full year, performance was hit hardest by our stock selection in Consumer Cyclicals. The biggest stock performance laggards there were Reed Elsevier (the world's largest science publisher), British Sky Broadcasting (the UK market leader in pay-tv) and Wal Mart de Mexico. These blue chip stocks had performed relatively well during the market declines during 2000 through 2002. Relative gains in half of the benchmark's sectors, including Technology and Financials, were too small to offset the above mentioned losses. In hindsight, we stayed defensive too long, although as importantly, when the markets reward investments in smaller capitalization stocks and lower quality stocks the most, our style of investments is bound to underperform.

1838  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

OUTLOOK:

With the stock markets now anticipating a global economic and earnings recovery, we believe that the broad liquidity driven major "snap-back" rally is most likely behind us. We expect that investors will become more discriminating in rewarding those stocks, where companies are able to produce continued revenue and earnings growth. With our emphasis on market leaders with a proven record of growth of both top and bottom line, we are confident that our style will once again provide returns that may not be as large in absolute terms as the ones experienced during the past year, but will compare more favorably to the EAFE benchmark.

                              Sincerely,

                              /S/HANS VAN DEN BERG

                              Hans van den Berg
                              Vice President & Portfolio Manager
November 14, 2003

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                              SINCE        FINAL VALUE OF A
               1 YEAR        5 YEAR         INCEPTION     $10,000 INVESTMENT
               ------        ------         ---------     ------------------
 FUND           23.53%        1.84%           4.30%            $14,147
 EAFE           27.03%       (0.22)%          2.19%             11,960

 [LINE GRAPH OMITTED, PLOT POINTS AS FOLLOWS:]

                       1838 INTERNATIONAL EQUITY FUND         EAFE
 3-Aug-95                         10,000                     10,000
 OCT-95                            9,610                      9,544
 OCT-96                           10,485                     10,544
 OCT-97                           12,082                     11,032
 OCT-98                           12,916                     12,096
 OCT-99                           16,675                     14,882
 OCT-00                           17,519                     14,451
 OCT-01                           13,326                     10,848
 OCT-02                           11,453                      9,415
 OCT-03                           14,147                     11,960

*Past performance of the Fund is no guarantee of future results. The 1838
 International Equity Fund commenced operations on August 3, 1995. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The EAFE is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East without any associated expenses and the returns assume reinvestment of all distributions. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 19 for more details.


1838  INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
COMMON STOCK -- 99.11%
AUSTRIA -- 1.37%
   Erste Bank AG                              Banks...............................         6,200  $       685,505
                                                                                                  ---------------

AUSTRALIA -- 2.80%
   BHP Billiton Ltd.                          Metal & Mining......................       103,830          863,443
   National Australia Bank                    Banks...............................        24,774          537,723
                                                                                                  ---------------
                                                                                                        1,401,166
                                                                                                  ---------------
CANADA -- 2.28%
   Bank of Nova Scotia                        Banks...............................        13,300          660,636
   Encana Corp.                               Oil & Gas...........................        14,000          480,847
                                                                                                  ---------------
                                                                                                        1,141,483
                                                                                                  ---------------
DENMARK -- 1.70%
   Danske Bank A/S                            Banks...............................        42,200          851,319
                                                                                                  ---------------

FINLAND -- 2.87%
   Fortum Oyj                                 Electric Utilities..................        79,900          736,568
   Stora Enso Oyj - R Shares                  Paper & Related Products............        51,500          700,464
                                                                                                  ---------------
                                                                                                        1,437,032
                                                                                                  ---------------
FRANCE -- 7.66%
   Accor SA                                   Hotels, Restaurants & Leisure.......        20,500          806,211
   AXA, Inc.                                  Insurance...........................        38,100          721,947
   Essilor International SA                   Health Care Equipment & Supplies....        13,500          649,407
   LVMH Moet-Hennessy L. Vuitton SA           Consumer Durables & Apparel.........         9,200          635,818
   Total SA (B Shares)                        Oil & Gas...........................         6,600        1,025,813
                                                                                                  ---------------
                                                                                                        3,839,196
                                                                                                  ---------------
GERMANY -- 7.26%
   BMW AG                                     Automobiles & Components............        10,600          425,126
   Deutsche Bank AG                           Banks...............................         8,000          527,310
   Puma AG                                    Consumer Durables & Apparel.........         4,400          635,283
   SAP AG                                     Software............................         4,400          637,841
   Siemens AG                                 Industrial Conglomerate.............        12,100          813,029
   T-Online International AG*                 Software............................        46,300          599,058
                                                                                                  ---------------
                                                                                                        3,637,647
                                                                                                  ---------------
GREECE -- 2.58%
   Coca-Cola Hellenic Bottling SA             Beverages...........................        31,000          600,385
   Public Power Corp.                         Electric Utilities..................        32,000          689,688
                                                                                                  ---------------
                                                                                                        1,290,073
                                                                                                  ---------------


                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       ----------
HONG KONG -- 4.95%
   CNOOC Ltd.                                 Oil & Gas...........................       429,200  $       809,686
   Esprit Holdings Ltd.                       Retailing...........................       319,494        1,003,857
   Johnson Electric Holdings Ltd.             Electrical Equipment................       510,900          664,472
                                                                                                  ---------------
                                                                                                        2,478,015
                                                                                                  ---------------
IRELAND -- 2.32%
   Anglo Irish Bank Corp.                     Banks...............................        96,895        1,163,576
                                                                                                  ---------------

ISRAEL -- 1.79%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals.....................        15,800          898,862
                                                                                                  ---------------

ITALY -- 1.87%
   Unicredito Italiano SPA                    Banks...............................       190,000          936,510
                                                                                                  ---------------

JAPAN -- 19.16%
   Asahi Kasei Corp.                          Chemicals - Diversified.............       175,000          834,129
   Canon Inc.                                 Office Electronics..................        16,000          774,276
   Honda Motor Co. Ltd.                       Automobiles & Components............        18,900          746,132
   Hoya Corp.                                 Health Care Equipment & Services....         7,100          642,607
   Kubota Corp.                               Machinery...........................       224,000          806,877
   Mitsubishi Tokyo Fin. Group, Inc.          Banks...............................            80          574,885
   Nichii Gakkan Co.                          Commercial Services & Supplies......        12,430          676,140
   Nomura Holdings, Inc.                      Diversified Financials..............        37,000          635,430
   NTT Docomo Inc.                            Telecommunications..................           240          519,580
   Omron Corp.                                Electronic Equipment & Instruments..        37,000          811,116
   Pioneer Corp.                              Household Durables..................        29,700          740,237
   Shin-Etsu Chemical Co. Ltd.                Chemicals...........................        12,900          479,929
   Sharp Corp.                                Household Durables..................        47,000          740,046
   SMC Corp.                                  Machinery...........................         5,100          613,754
                                                                                                  ---------------
                                                                                                        9,595,138
                                                                                                  ---------------
MEXICO -- 1.73%
   America Movil SA (L Shares) - ADR          Wireless Telecommunication Services.        36,400          866,320
                                                                                                  ---------------

NETHERLANDS -- 7.56%
   ASM Lithography Holding NV*                Semiconductor Equipment & Products..        44,700          775,819
   ING Groep NV                               Diversified Financial Services......        50,634        1,051,276
   Koninklijke KPN NV*                        Diversified Telecommunications Services    143,300        1,089,474
   Reed Elsevier NV                           Media...............................        78,000          868,667
                                                                                                  ---------------
                                                                                                        3,785,236
                                                                                                  ---------------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
SINGAPORE -- 1.48%
   DBS Group Holdings                         Banks...............................        90,155  $       740,525
                                                                                                  ---------------

SPAIN -- 3.19%
   Banco Popular Espanol SA                   Banks...............................        13,300          691,582
   Grupo Ferrovial SA                         Construction & Engineering..........        31,700          905,067
                                                                                                  ---------------
                                                                                                        1,596,649
                                                                                                  ---------------
SWEDEN -- 2.51%
   Ericsson (LM) Tel - Sponsored ADR*         Wireless Telecommunication Services.        35,000          597,800
   Getinge AB (B Shares)                      Health Care Equipment & Services....        18,000          658,774
                                                                                                  ---------------
                                                                                                        1,256,574
                                                                                                  ---------------
SWITZERLAND -- 3.81%
   Nestle SA - Sponsored ADR                  Food Products.......................         9,100          500,500
   Novartis AG - Registered Shares            Pharmaceuticals.....................        19,100          728,041
   SGS Soc Gen Surveillance SA                Commercial Services.................         1,200          677,575
                                                                                                  ---------------
                                                                                                        1,906,116
                                                                                                  ---------------
TAIWAN -- 1.18%
   Taiwan Semiconductor - Sponsored ADR*      Semiconductor Equipment & Products..        53,999          597,229
                                                                                                  ---------------

UNITED KINGDOM -- 19.04%
   Barclays PLC                               Banks...............................       122,134        1,031,094
   BP Amoco PLC                               Oil & Gas...........................       193,808        1,344,306
   British Sky Broadcasting Group PLC*        Media...............................        54,600          592,982
   Capita Group PLC                           Commercial Services & Supplies......       132,000          553,273
   Diageo PLC                                 Beverages...........................        89,823        1,057,068
   Man Group PLC                              Diversified Financials .............        26,279          647,061
   Reckitt Benckiser PLC                      Household Products..................        39,235          824,258
   Royal Bank of Scotland Group PLC           Banks...............................        32,868          881,808
   Scottish Power PLC                         Electric Utilities..................        70,205          417,566
   Tesco PLC                                  Food & Drug Retailing...............       167,456          671,336
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       723,745        1,519,846
                                                                                                  ---------------
                                                                                                        9,540,598
                                                                                                  ---------------

   TOTAL COMMON STOCK (Cost $44,655,148)      ....................................                     49,644,769
                                                                                                  ---------------


                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                         --------      -----------
SHORT-TERM INVESTMENT-- 2.01%

   Evergreen Institutional Money Market Fund - I Shares (Cost $1,008,996).........     1,008,996  $     1,008,996

TOTAL INVESTMENTS (Cost $45,664,144)+ -- 101.12..................................                 $    50,653,765
                                                                                                  ===============
OTHER ASSETS AND LIABILITIES, NET-- (1.12%)   ....................................                       (563,057)
                                                                                                  ---------------

NET ASSETS-- 100.00%...............................................................               $    50,090,708
                                                                                                  ===============

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Common Stocks
   Consumer Discretionary -- 17.36%          Industrials -- 11.50%
   Consumer Staples -- 5.70%                 Information Technology -- 7.24%
   Energy -- 8.23%                           Materials -- 5.80%
   Financials -- 25.48%                      Telecommunication Services -- 9.25%
   Health Care -- 7.21%                      Utilities -- 2.23%

* Non-income producing securities
ADR -- American Depositary Receipt


                       See notes to financial statements.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

During the fiscal year the bond market has struggled with two differing views. Thoughts of an economic resurrection drove U.S. interest rates higher. However, geopolitical risks and concerns over the sustainability of the economic recovery kept interest rates fairly contained.

With the swift conclusion of Gulf War II, focus returned to assessing economic fundamentals. The first few months of economic data after the war were almost uniformly strong. This was not too surprising given that economic activity was depressed by uncertainty ahead of the war and by the war itself. Strength in the equity markets and strong third quarter earnings announcements have kept the consumer confident in their outlook for the U.S. economy. Inflation's momentum is still downward, though it's not falling as fast as in early 2003.

The economy has clearly moved onto a new, stronger growth path in the second half of 2003. Real GDP surged at a 7.2% annual rate in the third quarter, the strongest quarterly growth rate in 20 years. Upside was driven by a sharp gain in private demand, with consumption, business investment, and residential investment all surging. The question



                                FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                                 SINCE       FINAL VALUE OF A
                    1 YEAR       5 YEAR        INCEPTION    $10,000 INVESTMENT
                    ------       ------        ---------    ------------------
 FUND                5.67%        6.11%          6.42%           $14,679
 LEHMAN
  AGGREGATE          4.91%        6.54%          7.31%            15,452

[LINE GRAPH OMITTED, PLOT POINTS AS FOLLOWS:]

                      1838 FIXED INCOME FUND            LEHMAN AGGREGATE
 2-Sept-97                  10,000                          10,000
 OCT-97                     10,270                          10,295
 OCT-98                     10,913                          11,257
 OCT-99                     10,999                          11,316
 OCT-00                     11,696                          12,142
 OCT-01                     13,375                          13,910
 OCT-02                     13,892                          14,729
 OCT-03                     14,679                          15,452

*Past performance of the Fund is no guarantee of future results. The 1838 Fixed
 Income Fund commenced operations on September 2, 1997. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. The Lehman Aggregate Index is an unmanaged index which consists of bond issues spread over the investment grade bond universe and does not have any associated expenses and the returns assume reinvestment of all interest income. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 20 for more details.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

now becomes, is this positive news already reflected in current interest rates and can this growth be sustained? A key to assessing the sustainability of the economic recovery will be looking at employment statistics going forward.

Through most of the year the Federal Reserve has stayed on the sidelines, easing monetary policy only once in 2003, moving the Fed Funds rate from 1.25% to 1.00% in June. The Fed still describes the upside and downside risks to the economy as "roughly equal" and continues to indicate that an accommodative policy can be maintained for a "considerable period." This, in turn, has kept interest rates in the very front end of the yield curve fairly stable.

The improving economic landscape has also carried over into an increase in the market's appetite for risk. All the major sectors of the fixed income market have posted positive returns year-to-date through October 31 with the Credit sector (Corporate Bonds and Asset-Backed Bonds) posting the largest gains. Within the credit markets, performance continues to be highly dependant on quality and issue selection. Lower quality, higher beta issuers continue to provide the highest absolute performance.

The 1838 Fixed Income Fund (the "Fund") picked up significant performance relative to the benchmark during the year propelled by a core overweight to the corporate bond sector and a modestly short duration relative to the Lehman Aggregate Bond Index (the "Index"). The total return of the Fund was 5.67% (net of fees & expenses) compared to the Index, which was up 4.91% for the year ending October 31, 2003. Peer performance was also good with the Fund enjoying a Four Star rating by Morningstar for both the three and five years ending October 31, 2003.

Going forward, we look for Fed Funds to remain at 1% through the first half of 2004. This will keep the yield curve historically steep with longer term interest rates building in expectations of sustainable growth and diminished deflationary pressures in the future. The Fund believes that bond yields most likely reached their lows in early June and we look for moderately higher interest rates in the coming months. Consequently, the Fund will maintain a short duration relative to the Index. As the economic recovery continues to expand, the markets appetite for riskier assets should continue. Therefore, the Fund will remain overweight in the spread sectors of the fixed income market. We expect the corporate market to continue to do well over the next few months, but with the credit curves relatively flat, we choose to overweight exposure in the front end of the Fund's portfolio while reducing security-specific risk in the long end.

The Fund's exposure, based on long-term market value, compared to the Index at October 31, 2003 was as follows:

                                  1838 FIXED        LEHMAN AGGREGATE
                                  INCOME FUND          BOND INDEX
                                 -------------       ---------------
         Corporate Bonds.........       50%                 25%
         Mortgage-Backed.........       30%                 35%
         Asset-Backed............       11%                  5%
         Agencies................        5%                 12%
         Treasuries..............        4%                 23%

                              Sincerely,



                              /S/CLIFFORD D. CORSO


                              Clifford D. Corso
                              Vice President & Portfolio Manager

November 14, 2003


1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
CORPORATE BONDS -- 46.66%
   FINANCIAL --  18.72%
      Block Financial Corp., 6.75%, 11/01/04.........................     A3/BBB+    $   555,000  $       581,841
      Capital One Bank, 5.75%, 09/15/10..............................    Baa2/BBB-       495,000          519,185
      Ford Motor Credit Co., 7.00%, 10/01/13.........................     A3/BBB         380,000          373,556
      General Electric Capital Corp., 6.75%, 03/15/32................     Aaa/AAA        380,000          421,368
      General Electric Global Insurance Holding, 7.00%, 02/15/26.....      A1/A-         760,000          803,371
      General Motors Acceptance Corp., 6.15%, 04/05/07...............     A3/BBB         925,000          975,985
      Household Finance Corp., 6.40%, 06/17/08.......................      A1/A          665,000          738,064
      Huntington National Bank, 2.75%, 10/16/06......................      A1/A          815,000          811,098
      International Lease Finance Corp., 4.35%, 09/15/08.............     A1/AA-         855,000          866,056
      New York Life Insurance Co., 5.875%, 05/15/33, 144A............     Aa3/AA-        655,000          642,216
      Washington Mutual Inc., 4.375%, 01/15/08.......................     A3/BBB+        775,000          793,589
                                                                                                  ---------------
                                                                                                        7,526,329
                                                                                                  ---------------
   INDUSTRIAL & MISCELLANEOUS -- 18.80%
      BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..........     Aaa/AAA      1,025,398        1,130,040
      Centex Corp., 4.75%, 01/15/08..................................    Baa2/BBB        755,000          776,625
      Delta Air Lines, Ser. 2002-1, Cl. G-2, 6.417%, 07/02/12*.......     Aaa/AAA        720,000          751,299
      Ford Motor Co., 7.45%, 07/16/31................................    Baa1/BBB        115,000          103,305
      HRPT Properties Trust, 5.75%, 02/15/14.........................    Baa2/BBB        595,000          595,833
      Johnson & Johnson, 8.72%, 11/01/24.............................     Aaa/AAA        530,000          587,089
      SAB Miller PLC, 6.625%, 08/15/33, 144A.........................    Baa1/BBB+     1,125,000        1,178,415
      Transocean Sedco Inc., 6.75%, 04/15/05.........................     Baa2/A-        860,000          913,135
      United Mexican States, 4.625%, 10/08/08........................    Baa2/BBB-       790,000          791,975
      Weyerhaeuser Co., 6.00%, 08/01/06..............................    Baa2/BBB        685,000          734,488
                                                                                                  ---------------
                                                                                                        7,562,204
                                                                                                  ---------------
   TELECOMMUNICATIONS & MULTIMEDIA -- 9.14%
      AT&T Wireless Services Inc., 7.50%, 05/01/07...................    Baa2/BBB        690,000          773,952
      AOL Time Warner, 7.625%, 04/15/31..............................    Baa1/BBB+       370,000          413,444
      British Telecom PLC, 7.625%, 12/15/05..........................     Baa1/A-        365,000          404,144
      Comcast Corp., 7.05%, 03/15/33.................................    Baa3/BBB        365,000          388,871
      Deutsche Telekom International Finance, 7.75%, 06/15/05........    Baa3/BBB+       860,000          939,610
      France Telecom, 7.75%, 03/01/11................................    Baa3/BBB        625,000          754,012
                                                                                                  ---------------
                                                                                                        3,674,033
                                                                                                  ---------------
        TOTAL CORPORATE BONDS (Cost $18,377,904).................................................      18,762,566
                                                                                                  ---------------

ASSET BACKED SECURITIES -- 12.31%
      Bear Stearns Commercial Mortgage Sec., Ser. 1999-WF2, Cl. A2,
       7.08%, 06/15/09...............................................     Aaa/AAA        770,000          876,117
      Franklin Auto Trust, Ser. 2003-1, Cl. A4, 2.27%, 05/20/11......     Aaa/AAA        795,000          780,815


                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------        ---------
      FHLMC Structured Pass Through Sec., Ser. H005, Cl. A2,
      2.55%, 08/15/07................................................     Aaa/AAA     $  820,000  $       819,100
      JP Morgan Chase Commercial Mortgage Sec., Ser. 2001-CIBC, Cl. A1,
      5.288%, 03/15/33...............................................     Aaa/AAA        546,178          566,905
      Long Beach Auto Receivables Trust, Ser. 2003-A, Cl. A3,
      2.021%, 07/15/07...............................................     Aaa/AAA        650,000          651,280
      TF Auto Receivables Owner Trust, Ser. 2002-1, Cl. A3,
      3.00%, 05/12/09, 144A..........................................     Aaa/AAA        905,000          918,032
      Textron Financial Corp. Receivables Trust, Ser. 2000-B, Cl. A3,
      6.99%, 03/15/06, 144A..........................................     Aaa/AAA        333,778          335,894
                                                                                                  ---------------
        TOTAL ASSET BACKED SECURITIES (Cost $4,817,055)..........................................       4,948,143
                                                                                                  ---------------

MORTGAGE BACKED SECURITIES -- 31.96%
      FGCI, Pool # E00617, 5.50%, 01/01/14...........................     Aaa/AAA        375,453          388,669
      FGCI, Pool # E92496, 5.50%, 11/01/17...........................     Aaa/AAA         24,377           25,112
      FGLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA          8,320            9,324
      FGLMC, Pool # C80342, 6.50%, 09/01/25..........................     Aaa/AAA        306,795          320,269
      FGLMC, Pool # D85515, 6.50%, 01/01/28..........................     Aaa/AAA        289,443          301,625
      FGLMC, Pool # C16503, 6.50%, 10/01/28..........................     Aaa/AAA          4,005            4,171
      FGLMC, Pool # C00967, 8.50%, 02/01/30..........................     Aaa/AAA        169,192          182,232
      FGLMC, Pool # C01188, 7.00%, 06/01/31..........................     Aaa/AAA        214,787          225,984
      FGLMC, Pool # C65864, 6.50%, 04/01/32..........................     Aaa/AAA        978,219        1,017,532
      FGLMC, Pool # C01361, 6.00%, 05/01/32..........................     Aaa/AAA        529,420          543,449
      FGLMC, Pool # C72047, 7.00%, 09/01/32..........................     Aaa/AAA          5,528            5,816
      FGLMC, Pool # TBA, 6.00%, 06/01/33.............................     Aaa/AAA        775,000          795,102
      FGLMC, Pool # A14017, 5.50%, 10/01/33..........................     Aaa/AAA      1,188,772        1,199,276
      FNCI, Pool # 303728, 6.00%, 01/01/11...........................     Aaa/AAA        461,039          481,153
      FNCI, Pool # 482515, 5.50%, 01/01/14...........................     Aaa/AAA        117,902          122,001
      FNCI, Pool # 252381, 5.50%, 04/01/14...........................     Aaa/AAA         55,100           56,916
      FNCI, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA        431,066          457,924
      FNCI, Pool # 357279, 6.00%, 05/01/17...........................     Aaa/AAA        486,415          505,918
      FNCI, Pool # 701353, 5.50%, 04/01/18...........................     Aaa/AAA        460,835          474,665
      FNCI, Pool # 695852, 5.00%, 05/01/18...........................     Aaa/AAA        418,385          425,283
      FNCI, Pool # 708835, 5.00%, 06/01/18...........................     Aaa/AAA        622,857          633,126
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA        703,430          723,810
      FNCL, Pool # 516898, 7.00%, 01/01/30...........................     Aaa/AAA         14,871           15,672
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA        120,496          130,112
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA        170,826          184,266
      FNCL, Pool # 704096, 5.50%, 05/01/33...........................     Aaa/AAA      1,170,513        1,181,814


                       See notes to financial statements.

18389 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
      FNCL, Pool # 743430, 5.50%, 10/01/33...........................     Aaa/AAA      $ 595,000  $       600,745
      FNCX, Pool # 313411, 7.00%, 03/01/04...........................     Aaa/AAA          8,663            8,716
      FNCX, Pool # 250890, 7.00%, 04/01/04...........................     Aaa/AAA         84,431           86,337
      GNSF, Pool # 6937, 8.50%, 12/15/05.............................     Aaa/AAA          1,006            1,050
      GNSF, Pool # 780374, 7.50%, 12/15/23 ..........................     Aaa/AAA        285,222          306,895
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA        470,043          499,292
      GNSF, Pool # 528190, 7.50%, 04/15/30...........................     Aaa/AAA         25,011           26,730
      GNSF, Pool # 569684, 6.00%, 02/15/32...........................     Aaa/AAA        837,007          865,034
      GNSF, Pool # 588967, 6.00%, 11/15/32...........................     Aaa/AAA         15,382           15,897
      G2SF, Pool # 2038, 8.50%, 07/20/25.............................     Aaa/AAA         28,311           30,731
                                                                                                  ---------------
        TOTAL MORTGAGE BACKED SECURITIES (Cost $12,554,801).......................................     12,852,648
                                                                                                  ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS-- 4.64%
      FHLMC, 2.875% , 09/15/05.......................................     Aaa/AAA        465,000          471,939
      FHLMC, Sub. Notes, 6.25%, 03/05/12.............................     Aa2/AA-        830,000          888,395
      FNMA, 4.75%, 02/21/13..........................................     Aaa/AAA        515,000          504,498
                                                                                                  ---------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,835,081)................................      1,864,832
                                                                                                  ---------------

U.S. TREASURY OBLIGATIONS**-- 3.22%
      U.S. Treasury Notes, 1.625%, 09/30/05......................................         235,000        234,284
      U.S. Treasury Notes, 4.25%, 08/15/13.......................................         250,000        248,985
      U.S. Treasury Bonds, 5.375%, 02/15/31......................................         785,000        811,218
                                                                                                  ---------------
        TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,295,426).........................................      1,294,487
                                                                                                  ---------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENTS -- 1.43%
      Evergreen Institutional Money Market Fund - I Shares (Cost $576,332).......        576,332          576,332
                                                                                                  ---------------

TOTAL INVESTMENTS (Cost $39,456,599)-- 100.22%................................................... $    40,299,008

OTHER ASSETS AND LIABILITIES, NET-- (0.22%)......................................................         (89,851)
                                                                                                  ---------------

NET ASSETS-- 100.00%............................................................................. $    40,209,157
                                                                                                  ===============


144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of October 31, 2003, these securities amounted to 10.46% of net assets. These securities have been determined to be liquid under guidelines approved by the Board of Trustees.
+      Unaudited
* The bond's principal and interest payments are insured by MBIA, Inc., the parent company of 1838 Investment Advisors, LLC.
** While no ratings are shown for U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's Aaa rating and S&P's AAA rating.

                       See notes to financial statements.

1838 LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

How refreshing to begin this report with news that, after three calendar years of negative stock market returns, U.S. equities rebounded in 2003. In fact, the S&P 500 Index is up about 37% from its October 9, 2002 low, at this writing.

For the fiscal year ended October 31, 2003 the 1838 Large Cap Fund (the "Fund") gained 15.12% and the S&P 500 Index is up 20.82%. Most of the difference can be assigned to two market effects. Smaller capitalization stocks handily outperformed large cap stocks during the period. In addition, lower quality issues also did much better than stocks of the better managed, market leading firms. As you are aware, the Fund focuses on the larger companies that enjoy market leadership positions in their respective industries. Both of these attributes lagged during the last 12 months. However, we look forward to the prospect of broader market participation that would also include these dominant companies.

Within the various sectors the Fund had difficulty in the Consumer and Finance arena. Despite very strong returns gained from its holdings of Carnival Corp. and International Game Technology, they could not offset significant weakness in Viacom and Kohl's. The latter stock has been sold, as of this writing. The Fund avoided the poor returns experienced in food retailing and alcohol beverage companies, but stumbled with its holdings of Kraft and Colgate-Palmolive. The former stock has been sold, according to our discipline.


--------------------------------------------------------------------------------
                              LARGE CAP EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
                              SINCE     FINAL VALUE OF A
                1 YEAR      INCEPTION  $10,000 INVESTMENT
                ------      ---------  ------------------
 FUND           15.12%       (8.60)%        $6,922
 S&P 500        20.82%       (3.10)%         8,790

 [LINE GRAPH OMITTED, PLOT POINTS AS FOLLOWS:]

            1838 LARGE CAP EQUITY FUND          S&P 500
 29-Sept-99           10,000                    10,000
 OCT-99               10,610                    10,753
 OCT-00               11,123                    11,409
 OCT-01                7,704                     8,570
 OCT-02                6,012                     7,275
 OCT-03                6,922                     8,790

*Past performance is no guarantee of future results. The 1838 Large Cap Equity
 Fund commenced operations on September 29, 1999. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 21 for more details.

1838 LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

In Finance, the Fund scored good returns in two nontraditional holdings, Morgan Stanley and MBNA, the credit card issuer. However, they were more than offset by losses experienced by its holdings of Fifth Third Bancorp and AIG. Fifth Third was sold earlier in the year.

On a positive note, the Fund outperformed a very strong tech sector return of more than 40% for the period. The Fund's best holdings were in the semiconductor arena: Texas Instruments, Analog Devices and Intel. The Fund continues to hold all three stocks, anticipating continuing strength in demand for their products. The Fund's holding of Cisco also handily outperformed the sector. The only significant loss experienced was in Motorola which was also sold when it violated our discipline.

Looking forward, we are heartened by strength gathering in our economic environment. However, there is still plenty of skepticism among market forecasters, which points out that we do not appear to be in the heady, optimistic market conditions that may have preceded the decline beginning in 2000. Investors are focusing on earnings growth, and more importantly, the quality of earnings, especially after experiencing notable failures such as Enron in the recent past. In sum, we are hopeful that the broad market averages will continue to rise, and our style which focuses on high quality, large cap, market leaders will participate.



                             Sincerely



                             /S/GEORGE W. GEPHART, JR.


                             George W. Gephart, Jr.
                             Vice President & Portfolio Manager

November 14, 2003

1838 LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2003
--------------------------------------------------------------------------------


                                                                                                        VALUE
                                                                                          SHARES      (NOTE 2)
                                                                                          ------     -----------
COMMON STOCK -- 98.76%
   BASIC INDUSTRIES -- 10.38%
     Ecolab Inc.................................................................          5,800    $     155,962
     General Electric Co........................................................         16,140          468,221
     Illinois Tool Works........................................................          4,500          330,975
     Ingersoll-Rand Co. (A Shares)..............................................          5,300          320,120
     United Technologies Corp...................................................          4,100          347,229
                                                                                                   -------------
                                                                                                       1,622,507
                                                                                                   -------------
     CONSUMER CYCLICAL -- 16.32%
     Carnival Corp..............................................................          5,400          188,514
     Gannett Co. Inc............................................................          2,700          227,097
     Harley Davidson Inc........................................................          3,300          156,453
     Home Depot Inc.............................................................          8,600          318,802
     International Game Technology..............................................          5,800          189,950
     Kohl's Corp.*..............................................................          2,300          128,961
     Lowe's Cos. Inc............................................................          3,500          206,255
     Target Corp................................................................          5,340          212,212
     Viacom Inc. (B Shares).....................................................         10,630          423,818
     Wal-Mart Stores Inc........................................................          8,480          499,896
                                                                                                   -------------
                                                                                                       2,551,958
                                                                                                   -------------
     CONSUMER STAPLES -- 8.58%
     Coca Cola Co...............................................................          6,900          320,160
     Colgate-Palmolive Co.......................................................          2,700          143,613
     Dean Foods Co.*............................................................          5,000          151,250
     Estee Lauder Cos. (A Shares)...............................................          4,300          160,777
     Pepsico Inc................................................................          6,600          315,612
     Procter & Gamble Co........................................................          2,550          250,640
                                                                                                   -------------
                                                                                                       1,342,052
                                                                                                   -------------
     ENERGY -- 5.09%
     BP Amoco PLC - Sponsored ADR...............................................          6,600          279,708
     Exxon Mobil Corp...........................................................         14,112          516,217
                                                                                                   -------------
                                                                                                         795,925
                                                                                                   -------------
     FINANCIAL -- 21.03%
     American International Group...............................................          7,827          476,116
     Citigroup Inc..............................................................         14,415          683,271
     Golden West Financial Corp.................................................          2,000          200,860
     MBNA Corp..................................................................         13,200          326,700
     Morgan Stanley Dean Witter Co..............................................          6,800          373,116
     Travelers Property Casualty (A Shares).....................................         12,627          205,820
     US Bancorp.................................................................         14,500          394,690

                       See notes to financial statements.

1838 LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 2003
--------------------------------------------------------------------------------


                                                                                                        VALUE
                                                                                          SHARES      (NOTE 2)
                                                                                          ------     -----------
     Washington Mutual Inc......................................................           7,400   $     323,750
     Wells Fargo Co.............................................................           5,400          304,128
                                                                                                   --------------
                                                                                                        3,288,451
                                                                                                   --------------
     HEALTHCARE-- 12.66%........................................................
     Abbott Laboratories........................................................           9,700          413,414
     Guidant Corp...............................................................           4,100          209,141
     Lilly (Eli) & Co. Inc......................................................           5,300          353,086
     Medtronic Inc..............................................................           6,900          314,433
     Merck & Co. Inc............................................................           4,000          177,000
     Wellpoint Health Networks Inc.*............................................           1,600          142,240
     Wyeth......................................................................           8,400          370,776
                                                                                                   --------------
                                                                                                        1,980,090
                                                                                                   --------------
     TECHNOLOGY -- 18.17%
     Analog Devices Inc.*.......................................................           4,700          208,351
     Applied Materials Inc.*....................................................          14,200          331,854
     Cisco Systems Inc.*........................................................          21,700          455,266
     First Data Corp............................................................           3,900          139,230
     Intel Corp.................................................................          20,280          670,254
     International Business Machines Corp.......................................           2,750          246,070
     Microsoft Corp.............................................................          15,690          410,294
     Symantec Corp.*............................................................           3,200          213,280
     Texas Instruments Inc......................................................           5,730          165,712
                                                                                                   --------------
                                                                                                        2,840,311
                                                                                                   --------------
     DEREGULATED INDUSTRIES -- 6.53%
     AT&T Wireless Group*.......................................................          24,900          180,525
     Comcast Corp.*.............................................................           9,800          319,675
     Dominion Resources Inc.....................................................           2,750          169,400
     Entergy....................................................................           2,800          150,920
     Verizon Communications.....................................................           5,950          199,920
                                                                                                   --------------
                                                                                                        1,020,440
                                                                                                   --------------
         TOTAL COMMON STOCKS (Cost $14,121,286).................................                       15,441,734
                                                                                                   --------------

SHORT-TERM INVESTMENT -- 4.25%
     Evergreen Institutional Money Market Fund - I Shares (Cost $665,069).......         665,069          665,069
                                                                                                   --------------

TOTAL INVESTMENTS (Cost $14,786,355)-- 103.01%..................................                   $   16,106,803

OTHER ASSETS AND LIABILITIES, NET-- (3.01%).....................................                         (471,009)
                                                                                                   --------------
NET ASSETS-- 100.00%............................................................                   $   15,635,794
                                                                                                   ==============

* Non-income producing securities
ADR - American Depositary Receipt

                                                  See notes to financial
statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                                     INTERNATIONAL   FIXED INCOME     LARGE CAP
                                                                      EQUITY FUND        FUND        EQUITY FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost $45,664,144, $39,456,599
    and $14,786,355, respectively) (Note 2).......................    $50,653,765     $40,299,008    $16,106,803
Receivables:
   Dividends, interest and foreign tax reclaims...................        126,547         364,485         24,505
   Investment securities sold.....................................            --        1,840,381      5,480,199
Other assets......................................................          4,507           5,348          2,107
------------------------------------------------------------------------------------------------------------------
     Total assets.................................................     50,784,819      42,509,222     21,613,614
------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Management fees due to advisor (Note 4)...........................         30,714           5,432            340
Due to affiliates (Note 4)........................................          9,300           7,079          6,222
Payable for investment securities purchased.......................        626,413       2,254,972        314,818
Payable for Fund shares redeemed..................................            --              --       5,643,457
Other accrued expenses............................................         27,684          32,582         12,983
------------------------------------------------------------------------------------------------------------------
     Total liabilities............................................        694,111       2,300,065      5,977,820
------------------------------------------------------------------------------------------------------------------
NET ASSETS........................................................    $50,090,708     $40,209,157    $15,635,794
==================================================================================================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................     $    4,769     $     3,956    $     2,291
Additional capital paid-in........................................     62,173,790      36,632,568     27,588,453
Undistributed net investment income...............................            --           99,458        121,045
Accumulated net realized gain (loss) on investments...............    (17,110,421)      2,630,766    (13,396,443)
Net unrealized appreciation on:
   Investments....................................................      4,989,621         842,409      1,320,448
   Translation of assets and liabilities in foreign currencies....         32,949             --             --
------------------------------------------------------------------------------------------------------------------


NET ASSETS........................................................    $50,090,708     $40,209,157    $15,635,794
==================================================================================================================
Shares of beneficial interest outstanding.........................      4,768,635       3,955,746      2,290,596

NET ASSETS VALUE, offering and redemption price per share
   (Net assets/Outstanding shares of beneficial interest).........    $     10.50     $     10.16    $      6.83
==================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------



                                                                     INTERNATIONAL   FIXED INCOME      LARGE CAP
                                                                      EQUITY FUND        FUND         EQUITY FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................................     $  926,924     $        --     $  310,447
   Interest.......................................................          4,784       3,331,394          4,312
   Foreign taxes withheld ........................................       (104,258)             --             --
------------------------------------------------------------------------------------------------------------------
             Total Investment Income..............................        827,450       3,331,394        314,759
------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)..............................        347,332         320,891        134,622
   Administration fee (Note 4)....................................         27,787          38,507         15,000
   Accounting fee (Note 4)........................................         60,314          44,539         40,000
   Custodian fees ................................................         33,720          12,606          5,181
   Transfer agency fees (Note 4)..................................         20,000          20,000         20,000
   Trustees' fees (Note 4)........................................         13,175          20,220          5,658
   Audit fees.....................................................         13,553          13,662          8,085
   Legal fees.....................................................         21,440          16,299         16,084
   Registration fees..............................................         16,245          16,806         13,664
   Reports to shareholders........................................          5,425           8,148          2,605
   Other..........................................................         11,556          25,934          8,900
------------------------------------------------------------------------------------------------------------------
        Total expenses............................................        570,547         537,612        269,799
        Advisory fees waived (Note 4).............................            --         (152,563)      (114,472)
------------------------------------------------------------------------------------------------------------------
           Total expenses, net....................................        570,547         385,049        155,327
------------------------------------------------------------------------------------------------------------------
              Net investment income...............................        256,903       2,946,345        159,432
------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions..................................     (4,147,033)      2,753,015     (3,024,970)
         Foreign currency transactions............................       (265,355)            --             --
------------------------------------------------------------------------------------------------------------------
           Total net realized gain (loss).........................     (4,412,388)      2,753,015     (3,024,970)
------------------------------------------------------------------------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments..............................................     13,092,097      (1,582,276)     5,578,110
         Translation of assets and liabilities in
            foreign currencies ...................................          7,854              --             --
------------------------------------------------------------------------------------------------------------------
           Total change in unrealized appreciation (depreciation).     13,099,951      (1,582,276)     5,578,110
------------------------------------------------------------------------------------------------------------------
                Net gain on investments and foreign currency......      8,687,563       1,170,739      2,553,140
------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........    $ 8,944,466     $ 4,117,084    $ 2,712,572
==================================================================================================================

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL   FIXED INCOME      LARGE CAP
                                                                      EQUITY FUND         FUND        EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................  $     256,903    $  2,946,345    $   159,432
   Net realized gain (loss) from investment and
        foreign currency transactions.............................     (4,412,388)      2,753,015     (3,024,970)
   Change in unrealized appreciation (depreciation)
        of investments and foreign currency.......................     13,099,951      (1,582,276)     5,578,110
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations..............      8,944,466       4,117,084      2,712,572
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................             --      (2,846,887)       (99,491)
   Long-term gains................................................             --        (499,526)            --
--------------------------------------------------------------------------------------------------------------------
      Total distributions.........................................             --      (3,346,413)       (99,491)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Fund share transactions (Note 5)......    (15,360,896)    (50,295,065)    (8,072,977)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................     (6,416,430)    (49,524,394)    (5,459,896)
NET ASSETS:
Beginning of year.................................................     56,507,138      89,733,551     21,095,690
--------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
    $0, $99,458 and $121,045, respectively).......................    $50,090,708     $40,209,157    $15,635,794
====================================================================================================================
FOR THE YEAR ENDED OCTOBER 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................    $    58,564     $ 6,338,057    $    95,676
   Net realized gain (loss) from investment and
      foreign currency transactions...............................    (11,551,103)        514,671     (7,328,678)
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................      1,936,115      (3,129,687)     1,069,356
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations...     (9,556,424)      3,723,041     (6,163,646)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................             --      (6,338,057)      (102,259)
   Short-term gains...............................................             --      (1,885,738)            --
   Long-term gains................................................             --        (395,985)            --
--------------------------------------------------------------------------------------------------------------------
     Total distributions..........................................             --      (8,619,780)      (102,259)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Fund share transactions
   (Note 5)                                                            (5,943,650)    (34,040,564)     5,595,751
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................    (15,500,074)    (38,937,303)      (670,154)
NET ASSETS:
   Beginning of year..............................................     72,007,212     128,670,854     21,765,844
--------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment income of
       $0, $0 and $61,104, respectively)..........................    $56,507,138     $89,733,551    $21,095,690
====================================================================================================================

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND

                                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------
                                                             2003         2002       2001        2000        1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.................         $8.50       $9.89      $14.59      $14.57     $12.08
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..........................          0.05        0.01        0.03        0.01       0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..          1.95       (1.40)      (3.19)       0.78       3.34
--------------------------------------------------------------------------------------------------------------------
     Total from investment operations...............          2.00       (1.39)      (3.16)       0.79       3.37
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.......................            --          --          --          --         --
   From net short-term realized gain on investments.            --          --       (0.22)      (0.45)     --
   From net long-term realized gain on investments..            --          --       (1.32)      (0.32)     (0.88)
--------------------------------------------------------------------------------------------------------------------
     Total distributions............................            --          --       (1.54)      (0.77)     (0.88)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR.......................        $10.50       $8.50       $9.89      $14.59     $14.57
====================================================================================================================
TOTAL RETURN........................................        23.53%    (14.05)%    (23.94)%       5.06%     29.10%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses.........................................         1.23%       1.10%       1.04%       1.10%      1.09%
   Net investment income ...........................         0.55%       0.08%       0.26%       0.04%      0.23%
Portfolio turnover rate.............................        45.93%      31.51%      41.58%      51.99%     48.71%
Net assets, end of year (in 000's)..................       $50,091     $56,507     $72,007    $101,686    $86,547

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

FIXED INCOME FUND

                                                             FOR THE FISCAL YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                    2003           2002            2001           2000         1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.........       $10.11         $10.49           $9.75          $9.81       $10.24
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income1...................         0.48           0.56            0.61           0.63         0.53
   Net realized and unrealized gain (loss)
     on investments .......................          0.08          (0.19)           0.75          (0.04)       (0.45)
------------------------------------------------------------------------------------------------------------------------
      Total from investment operations1.....         0.56           0.37            1.36           0.59         0.08
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............        (0.45)         (0.56)          (0.62)         (0.65)       (0.51)
   Return of capital........................           --             --              --             --           --
   From net short-term realized gain on
     investments............................           --          (0.16)             --             --           --
   From net long-term realized gain on
     investments...........................         (0.06)         (0.03)             --             --           --
------------------------------------------------------------------------------------------------------------------------
      Total distributions...................        (0.51)         (0.75)          (0.62)         (0.65)       (0.51)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR...............       $10.16         $10.11          $10.49          $9.75        $9.81
========================================================================================================================
TOTAL RETURN................................        5.67%          3.86%          14.36%          6.33%        0.79%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)2...........        0.60%          0.60%           0.60%          0.60%        0.61%
   Expenses (excluding fee waivers).........        0.84%          0.74%           0.70%          0.75%        0.73%
   Net investment income1 ..................        4.59%          5.58%           6.09%          6.57%        5.35%
Portfolio turnover rate.....................      234.92%        205.61%         199.43%        361.63%      834.18%
Net assets, end of year (in 000's)..........      $40,209        $89,734        $128,671       $152,319      $94,221

1 Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.

2 Effective March 1, 1999, 1838 Investment Advisors, LLC voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                            FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------
                                                         2003       2002         2001          2000          1999+
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR...............      $5.96       $7.67        $11.09        $10.61       $10.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income..........................       0.06        0.03          0.03          0.02         0.01
   Net realized and unrealized gain on investments       0.84       (1.70)        (3.43)         0.49         0.60
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations............       0.90       (1.67)        (3.40)         0.51         0.61
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.....................      (0.03)      (0.04)        (0.02)        (0.01)          --
   From net short-term realized gain on investments        --          --            --         (0.02)          --
---------------------------------------------------------------------------------------------------------------------
      Total distributions.........................      (0.03)      (0.04)        (0.02)        (0.03)          --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR.....................      $6.83       $5.96         $7.67        $11.09       $10.61
=====================================================================================================================
TOTAL RETURN......................................     15.12%      (21.96)%    (30.73)%         4.83%        6.10%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)..................      0.75%       0.75%         0.75%         0.75%        0.75%**
   Expenses (excluding fee waivers)...............      1.30%       1.18%         1.17%         1.73%        4.98%**
   Net investment income .........................      0.77%       0.41%         0.32%         0.23%        1.55%**
Portfolio turnover rate...........................     55.00%      53.26%        45.82%        54.21%        5.58%
Net assets, end of year (in 000's)................    $15,636     $21,096       $21,766       $19,831       $4,923

 + The Large Cap Equity Fund commenced operations on September 29, 1999.
 * Total return not annualized.
** Annualized.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The 1838 International Equity Fund (the "International Fund") commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the bid price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of October 31, 2003, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at October 31, 2003.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

Distributions during the fiscal year ended October 31, 2003 were characterized as follows for tax purposes:

                                       ORDINARY       CAPITAL        TOTAL
          FUND                          INCOME         GAIN      DISTRIBUTION
          ----                         ---------     --------    ------------
         International Fund.........  $      --      $     --     $       --
         Fixed Income Fund..........   2,846,887      499,526      3,346,413
         Large Cap Fund.............      99,491           --         99,491

Distributions during the fiscal year ended October 31, 2002 were characterized as follows for tax purposes:

                                       ORDINARY       CAPITAL        TOTAL
         FUND                           INCOME         GAIN      DSTRIBUTION
         ----                         ----------     --------    -----------
         International Fund.........  $       --     $     --     $       --
         Fixed Income Fund..........   8,233,795      395,985      8,619,780
         Large Cap Fund.............     102,259           --        102,259

At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                    UNDISTRIBUTED  UNDISTRIBUTED     CAPITAL
                                       ORDINARY     LONG TERM         LOSS       UNREALIZED
        FUND                            INCOME     CAPITAL GAIN   CARRYFORWARD  APPRECIATION
        ----                          ----------  ------------    ------------  ------------
        International Fund..........  $       --    $       --   $(17,020,772)   $4,899,972
        Fixed Income Fund...........   1,427,725     1,312,262             --       828,646
        Large Cap Fund..............     121,045            --    (13,036,446)      960,451


1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

As of October 31, 2003, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

         FUND                                  AMOUNT            EXPIRATION DATE
         ----                               -----------          ---------------
         International Fund..............   $ 1,643,063             10/31/2009
                                             11,237,327             10/31/2010
                                              4,140,382             10/31/2011
         Large Cap Fund..................   $   341,572             10/31/2008
                                              2,609,791             10/31/2009
                                              7,065,447             10/31/2010
                                              3,019,636             10/31/2011

At October 31, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/(depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.

                                                                NET UNREALIZED      GROSS          GROSS
                                                     AGGREGATE   APPRECIATION/   UNREALIZED     UNREALIZED
         FUND                                        TAX COST   (DEPRECIATION)  APPRECIATION   DEPRECIATION
         ----                                      -----------  --------------  ------------   ------------
         International Fund....................... $45,753,793   $4,899,972     $7,868,755      $2,968,783
         Fixed Income Fund........................  39,470,362      828,646        948,850         120,204
         Large Cap Fund...........................  15,146,352      960,451      1,719,259         758,808

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the fiscal year ended October 31, 2003, purchases and sales of investment securities, other than short-term investments, were as follows:

                                              INTERNATIONAL     FIXED INCOME        LARGE CAP
                                                   FUND             FUND               FUND
                                               ------------     -------------      -----------
         Purchases.........................    $20,760,679      $148,934,535       $10,958,419
         Sales.............................     35,863,860       197,686,902        18,822,696

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES -- (CONTINUED)

Purchases, sales and maturities of U.S. Government securities, during the fiscal year ended October 31, 2003, were as follows:

                                              INTERNATIONAL     FIXED INCOME         LARGE CAP
                                                   FUND             FUND               FUND
                                               ------------     -------------      -------------
         Purchases.........................     $     --         $51,917,738         $     --
         Sales.............................           --          54,875,663               --

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2003:

                                              GROSS      ADVISORY FEE        NET
                                           ADVISORY FEE     WAIVER      ADVISORY FEE
                                           ------------   -----------   ------------
         International Fund..............    $347,332     $    -0-        $347,332
         Fixed Income Fund...............     320,891      152,563         168,328
         Large Cap Fund..................     134,622      114,472          20,150

1838 Investment Advisors, LLC ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2003, 1838's administration fees amounted to $27,787, $38,507 and $15,000, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2003, MBIA MISC's accounting fees amounted to $60,314, $44,539 and $40,000, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2003
--------------------------------------------------------------------------------


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For fiscal year ended October 31, 2003, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5 -- FUND SHARE TRANSACTIONS

At October 31, 2003, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                             FOR THE FISCAL YEAR         FOR THE FISCAL YEAR
                                                           ENDED OCTOBER 31, 2003       ENDED OCTOBER 31, 2002
                                                          -----------------------    ----------------------------
                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                          ----------    -----------    -----------   ------------
      Shares sold.....................................       319,488    $  2,920,560      447,668    $  4,408,467
      Shares redeemed.................................    (2,195,911)    (18,281,456)  (1,086,733)    (10,352,117)
                                                           ---------     -----------    ---------     -----------
      Net decrease....................................    (1,876,423)   $(15,360,896)    (639,065)   $ (5,943,650)
                                                                         ===========                 ============
      Shares outstanding:
              Beginning of year.......................     6,645,058                    7,284,123
                                                           ---------                    ---------
              End of year............................      4,768,635                    6,645,058
                                                           =========                    =========

FIXED INCOME FUND

                                                              FOR THE FISCAL YEAR         FOR THE FISCAL YEAR
                                                            ENDED OCTOBER 31, 2003      ENDED OCTOBER 31, 2002
                                                           -------------------------   -------------------------
                                                             SHARES          AMOUNT     SHARES         AMOUNT
                                                           -----------    ----------- -----------    ----------
      Shares sold.....................................       255,303   $   2,619,947      448,482   $   4,505,566
      Shares issued to shareholders in reinvestment
         of distributions.............................       297,492       3,031,642      778,386       7,754,268
      Shares redeemed.................................    (5,472,108)    (55,946,654)  (4,621,456)    (46,300,398)
                                                           ---------     -----------    ---------     -----------
      Net decrease....................................    (4,919,313)   $(50,295,065)  (3,394,588)   $(34,040,564)
                                                                        ============                 ============
      Shares outstanding:
              Beginning of year.......................     8,875,059                   12,269,647
                                                           ---------                   ----------
              End of year............................      3,955,746                    8,875,059
                                                           =========                   ==========

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)


LARGE CAP FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2003     ENDED OCTOBER 31, 2002
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------

      Shares sold...........................................    446,054    $ 2,712,563   1,200,399   $  9,403,633
      Shares issued to shareholders in reinvestment
         of distributions...................................     12,078         72,347      11,406         93,074
      Shares redeemed....................................... (1,705,353)   (10,857,887)   (511,391)    (3,900,956)
                                                              ---------     ----------    --------     ----------
      Net increase (decrease)............................... (1,247,221)   $(8,072,977)    700,414   $  5,595,751
                                                                           ===========               ============
      Shares outstanding:
             Beginning of year..............................  3,537,817                  2,837,403
                                                              ---------                   --------
             End of year...................................   2,290,596                  3,537,817
                                                              =========                  =========

NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 -- CHANGE OF FUND AUDITOR

On December 19, 2002, the Board of Trustees of the Trust approved changing the Trust's independent auditors from PricewarterhouseCoopers LLP ("PWC") to Tait, Weller & Baker for the fiscal year ending October 31, 2003. During the Trust's most recent two fiscal years, PWC's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles and the Trust did not have any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

1838 INVESTMENT ADVISORS FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS              OCTOBER 31, 2003

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF 1838 INVESTMENT ADVISORS FUNDS


We have audited the accompanying statements of assets and liabilities of International Equity Fund, Large Cap Equity Fund and Fixed Income Fund, each a series of 1838 Investment Advisors Funds, including the schedules of investments, as of October 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended October 31, 2002 and the statements of changes in net assets for the year ended October 31, 2002 were audited by other auditors whose report dated December 12, 2002 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Fund, Large Cap Equity Fund, and Fixed Income Fund as of October 31, 2003, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER &BAKER
Philadelphia, PA
November 26, 2003

1838 INVESTMENT ADVISORS FUNDS
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION (UNAUDITED)

TAX INFORMATION

The 1838 Fixed Income Fund paid distributions of $0.0604 per share from net long-term capital gains during the fiscal year ended October 31, 2003. Pursuant to section 852 of the Internal Revenue Code, the 1838 Fixed Income Fund designated $499,526 as capital gain distributions for the fiscal year ended October 31, 2003.

1838 INVESTMENT ADVISORS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                                 POSITION(S)                                                                           LENGTH OF
                                HELD WITH THE                         PRINCIPAL OCCUPTION                             TIME SERVED;
NAME, ADDRESS AND AGE           TRUST COMPLEX              AND DIRECTORSHIPS DURING THE PAST FIVE YEARS              TERM OF OFFICE
------------------------------------------------------------------------------------------------------------------------------------

W. Thacher Brown (55)           President, Chairman        President and Director, 1838 Investment Advisors, LLC         1995 to
2701 Renaissance                and Trustee of each        (successor company to 1838 Investment Advisors, Inc.          present;
Boulevard, Fourth Floor,        Fund in the Trust          and 1838 Investment Advisors, L.P.) (1988 - Present);         indefinite
King of Prussia, PA 19406       Complex                    President and Chief Executive Officer, 1838 Investment
                                                           Advisors, Inc. (1988 - 1998); President, MBIA Asset
                                                           Management, LLC (successor company  to MBIA Asset Management
                                                           Corp.); Director, 1838 Bond-Debenture Trading Fund; Airgas,
                                                           Inc. and Harleysville Mutual Insurance Company

------------------------------------------------------------------------------------------------------------------------------------
Charles D. Dickey, Jr. (85)     Trustee of each            Retired. Formerly Chairman and CEO of Scott Paper             1995 to
2701 Renaissance                Fund in the Trust          Company (retired as CEO 1983; retired as Director, 1988);     present;
Boulevard, Fourth Floor,        Complex                    Formerly Director of General Electric Company (retired        indefinite
King of Prussia, PA 19406                                  1991).

------------------------------------------------------------------------------------------------------------------------------------
Frank B. Foster, III (68)       Trustee of each            Chairman, DBH Assoc. (1987-Present); Director, OAO            1995 to
2701 Renaissance                Fund in the Trust          Technology Solutions Inc. (NASDAQ) (1997-Present);            present;
Boulevard, Fourth Floor,        Complex                    Director; Airgas Inc. (1986-Present).                         indefinite
King of Prussia, PA 19406

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer (71)      Trustee of each            Director, Quaker Chemical Corp. (1977-Present).               1995 to
2701 Renaissance                Fund in the Trust                                                                        present;
Boulevard, Fourth Floor,        Complex                                                                                  indefinite
King of Prussia, PA 19406

------------------------------------------------------------------------------------------------------------------------------------
Johannes B. van den Berg (46)   Vice President &           Managing Director, 1838 Investment Advisors, LLC (successor   1995 to
2701 Renaissance                Portfolio Manager          company to 1838 Investment Advisors, Inc. and 1838            present;
Boulevard, Fourth Floor,        of the International       Investment Advisors, L.P.) (1997 - Present); Managing         indefinite
King of Prussia, PA 19406       Equity Fund                Director and Portfolio Manager, MeesPierson 1838
                                                           Investment Advisors (1994-1998); President, MeesPierson
                                                           Capital Management, Inc. (1994-1998).


1838 INVESTMENT ADVISORS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                                 POSITION(S)                                                                           LENGTH OF
                                HELD WITH THE                         PRINCIPAL OCCUPTION                             TIME SERVED;
NAME, ADDRESS AND AGE           TRUST COMPLEX              AND DIRECTORSHIPS DURING THE PAST FIVE YEARS              TERM OF OFFICE
------------------------------------------------------------------------------------------------------------------------------------

Clifford D. Corso (40)          Vice President &           Managing Director, 1838 Investment Advisors, LLC (successor   1997 to
2701 Renaissance                Portfolio Manager          company to 1838 Investment Advisors, Inc. and 1838            present;
Boulevard, Fourth Floor,        of the Fixed Income        Investment Advisors, L.P.) (1998-Present); Vice President     indefinite
King of Prussia, PA  19406      Fund                       and Senior Portfolio Manager, MBIA Capital Management Corp
                                                           (1994-1998).

------------------------------------------------------------------------------------------------------------------------------------
George W. Gephart, Jr. (50)     Vice President &           Managing Director, 1838 Investment Advisors, LLC (successor   1999 to
2701 Renaissance                Portfolio Manager          company to 1838 Investment Advisors, Inc. and 1838            present;
Boulevard, Fourth Floor,        of the Large Cap           Investment Advisors, L.P.),  (1988 - Present) Chairman, Bryn  indefinite
King of Prussia, PA  19406      Equity Fund                Mawr Rehab Hospital (Past); and Director, Main Line Health
                                                           Systems and Jefferson Health Systems (Present).

------------------------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky (52)         Vice President,            Vice President-Chief Compliance Officer, 1838 Investment      1995 to
2701 Renaissance                Treasurer and              Advisors, LLC (successor company to 1838 Investment           present;
Boulevard, Fourth Floor,        Secretary of each of       Advisors, Inc. and 1838 Investment Advisors Funds, L.P.)      indefinite
King of Prussia, PA  19406      the Funds in the           (1988 - Present) Vice President and Secretary, 1838 Bond-
                                Trust Complex              Debenture Trading Fund.


Additional information about the Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and available upon request without charge by calling 877-367-1838.


PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)
--------------------------------------------------------------------------------

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities ("portfolio proxies") held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling toll free 1-800-232-1838 and (ii) on the SEC's website, www.sec.gov.

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                   -----------
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                   -----------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                   -----------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                   -----------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19109

                                  LEGAL COUNSEL
                                   -----------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                   -----------
                              TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103


AR 10/03


                                      1838



                            INVESTMENT ADVISORS FUNDS
                            -------------------------


                            INTERNATIONAL EQUITY FUND
                                FIXED INCOME FUND
                              LARGE CAP EQUITY FUND



                                  ANNUAL REPORT
                                OCTOBER 31, 2003

ITEM 2: Code of Ethics

            The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant, 1838 Investment Advisors, LLC and MBIA Capital Management Corporation, and to persons performing similar functions.

ITEM 3: Audit Committee  Financial  Expert

            The Board of Trustees of the registrant has determined that Frank B. Foster, III, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Foster as the Audit Committee's financial expert. Mr. Foster is an "independent" Director pursuant to paragraph (a)(2)of Item 3 to Form N-CSR.

ITEM 4: Principal Accountant Fees and Services

            Not applicable at this time.

ITEM 5-6: (Reserved)


ITEM 7: Disclosure of Proxy Voting Policies and Procedures for Closed-
                       End Management Investment Companies

            Not applicable.

ITEM 8: (Reserved)

ITEM 9: CONTROLS AND PROCEDURES.

            (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

            (b) Internal Controls over Financial Reporting. There were no significant changes in Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:

            (a)code of ethics

            (b)certifications

                                   Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1838 Investment Advisors Funds

BY: /s/ W. Thacher Brown
    --------------------
    W. Thacher Brown
    Chairman and President

Date: January 5, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ W. Thacher Brown
    --------------------
    W. Thacher Brown
    Chairman and President
    (Principal Executive Officer)

Date: January 5, 2003

BY: /s/ Anna M. Bencrowsky
    ----------------------
    Anna M. Bencrowsky
    Secretary and Treasurer
    (Principal Financial Officer)

Date: January 5, 2003